SHEA & GARDNER
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                 (202) 828-2000
                               Fax: (202) 828-2195



                                 April 23, 2001


Board of Directors
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102


Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the State of Additional Information filed as part of Post-Effective Amendment No. 7 to the registration statement on Form N-4 for The Prudential Discovery Select Group Variable Contract Account (File No. 333-23271). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                         Very truly yours,

                                         SHEA & GARDNER

                                         By: /s/ CHRISTOPHER E. PALMER
                                                 ----------------------
                                                 Christopher E. Palmer